SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event Reported) 5/11/05
                                                           ----------

                          MANAKOA SERVICES CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                              000-27365 88-0440528
 -------------------------------------------------------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
    ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


Section 8 - Other Events

     Item 8.01 Other Events.

On May 11, 2005, Manakoa Services Corporation issued a press release to announce its newest product, the Manakoa System Controls Management Pack, and its introduction in a Live Meeting broadcast to an audience of Microsoft Management Specialists on Friday, May 6.

The System Controls Management Pack (SCMP) addresses the information security requirement of the Sarbanes-Oxley Act and augments the Manakoa Compliance Suite(TM) that was released in January.

By leveraging the Microsoft MOM 2005 collecting and reporting services, the Manakoa SCMP(TM) can help simplify the auditing process for companies reporting on information security as part of Sarbanes-Oxley compliance. SCMP audits key compliance controls within a network and aids organizations in their efforts to accurately create reports that comply with government regulations.


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Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit
  No. Description
----- --------------------------------------------------------------------------
99.1  Press Release issued by MANAKOA SERVICES CORPORATION, dated May 11, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 5/17/05                                   By: /s/ G. Robert Williams
                                             -----------------------------------
                                                 Name: G. Robert Williams
                                                 Title: Chief Executive Officer


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